UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 25, 2010

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:              (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD Disclosure

On March 25, 2010, Collectors Universe, Inc. issued a press release announcing that its coin division, Professional Coin Grading Service (PCGS), has launched PCGS Secure Plus™, a new service that uses a newly developed high-tech grading process that has been designed to increase the confidence of collectors and dealers, and has introduced a new grade designation that potentially can increase the value of selected coins.  Attached hereto as Exhibit 99.1 is a copy of the press release that is, by this reference, incorporated into this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as a

ITEM 9.01                      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press release issued March 25, 2010, announcing that its coin division, Professional Coin Grading Service (PCGS), has launched PCGS Secure Plus™.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: March 25, 2010	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued March 25, 2010, announcing that its coin division, Professional Coin Grading Service (PCGS), has launched PCGS Secure Plus™.

E-1